UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08216

PIMCO Strategic Global Government Fund, Inc.

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer

PIMCO Strategic Global

Government Fund, Inc.

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (866) 746-2606

Date of fiscal year end: January 31

Date of reporting period: February 1, 2006 – July 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

PIMCO (logo)

PIMCO STRATEGIC GLOBAL

    GOVERNMENT FUND, INC.

SEMIANNUAL REPORT
July 31, 2006

Chairman’s Letter

Dear PIMCO Strategic Global Government Fund, Inc. Shareholder:

It is our pleasure to present to you the semiannual report for PIMCO Strategic Global Government Fund, Inc. (the “Fund”), covering the six-month period ended July 31, 2006, the Fund’s fiscal half-year end.

During the six-month period, the Fund returned 1.16% based on its net asset value performance and -1.76% based on its New York Stock Exchange (“NYSE”) share price. The Fund’s benchmark, the Lehman Brothers Intermediate Aggregate Bond Index (which includes treasury, investment-grade corporate, and mortgage-backed securities), returned 1.00% for the same period.

For the period since PIMCO assumed responsibility for managing the Fund on February 8, 2002 through July 31, 2006, the Fund achieved annualized returns of 6.38% based on its net asset value performance and 8.79% based on its NYSE share price, while the benchmark returned 4.19% on an annualized basis during the same period. On July 31, 2006, the Fund’s net assets stood at $373.6 million.

In response to a prolonged and difficult environment for bonds, the Fund’s Board of Directors announced on July 31 its decision to decrease the Fund’s monthly per share common dividend from 7.4 cents per share to 6.5 cents per share, effective with the August 14, 2006 dividend declaration.

Highlights of the global bond markets during the six-month period include:

•	Most fixed-income sectors lost ground during the first half of 2006, as concern about accelerating inflation and central bank tightening pushed interest rates higher worldwide. On July 31, 2006, the benchmark ten-year Treasury yielded 4.98%, which was 0.46% higher than at January 31, 2006.

•	The Federal Reserve Bank (the “Federal Reserve”) tightened credit four times during the reporting period, bringing the Federal Funds Rate to 5.25%. The Federal Reserve was not alone, as central banks in Europe, Japan, India, and China tightened credit for the first time since 2000.

On the following pages please find details on the Fund’s portfolio and total return investment performance, including our discussion of the primary factors that affected performance during the six-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs. If you have any questions regarding your investment in the Fund, please contact your account manager or call one of our shareholder associates at 1-866-746-2606. We also invite you to visit the Fund’s website at www.rcsfund.com.

Sincerely,

R. Wesley Burns

Chairman of the Board

August 31, 2006

Semiannual Report  |  July 31, 2006  1

Important Information About the Fund

Background and Investment Objective

The PIMCO Strategic Global Government Fund, Inc. is a closed-end bond fund which trades on the NYSE under the ticker symbol “RCS.” Formed in 1994, the primary investment objective of the Fund is to generate, over time, a level of income higher than that generated by high-quality, intermediate-term U.S. debt securities. As a secondary objective, the Fund seeks to maintain volatility in the net asset value of the shares of the Fund comparable to that of high-quality, intermediate-term U.S. debt securities. Pacific Investment Management Company LLC (“PIMCO”) assumed responsibility as portfolio manager of the Fund on February 8, 2002.

Primary Investments

The Fund attempts to achieve its investment objective by investing primarily in a portfolio of investment grade fixed-income securities of the United States and other countries. The Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in government securities. “Government securities” include bonds issued or guaranteed by the U.S. or foreign governments (including states, provinces, cantons, and municipalities), by their agencies, authorities or instrumentalities, or by supranational entities, and synthetic instruments with economic characteristics similar to such securities. “Government securities” also include mortgage-backed securities issued or guaranteed by certain U.S. government agencies and government-sponsored enterprises (including Freddie Mac, Fannie Mae and Ginnie Mae), which may or may not be backed by the full faith and credit of the U.S. government. Effective September 14, 2006, the Fund adopted a non-fundamental investment policy permitting it to invest up to 20% of its total assets in non-investment grade securities regardless of the issuer. Prior to the adoption of this policy, the only non-investment grade securities in which the Fund was permitted to invest were securities of emerging markets issuers, subject to a limit of 20% of total assets. The new policy expands the Fund’s ability to invest in non-investment grade securities beyond those of emerging markets issuers, to include other types of securities in which the Fund is permitted to invest, such as corporate, mortgage-backed and asset-backed securities. The Fund continues to be subject to a separate investment policy limiting its investments in securities of emerging markets issuers to 20% of total assets.

Dividend Policy

Effective with the August 14, 2006 dividend declaration, the Fund will pay a monthly dividend out of net investment income at a rate of $0.065 per share. The Fund may also pay a special dividend at the end of each calendar year in order to satisfy tax distribution rules applicable to regulated investment companies.

Shareholders who wish to have their dividends reinvested may elect to do so through the Fund’s Dividend Reinvestment Plan described in this report beginning on page 24. Shareholders who hold their shares through a financial intermediary may or may not be able to participate in the Fund’s Dividend Reinvestment Plan and should consult with their financial intermediary to determine eligibility.

2  PIMCO Strategic Global Government Fund, Inc.

Risks of Making an Investment in the Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that it is possible to lose money in an investment in the Fund. The past and current dividend rates are not assured, and because the Fund’s shares trade at market value on an exchange, the shares may trade at a discount or premium to the Fund’s net asset value (“NAV”). An investment in the Fund is not a deposit in a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Summary of Risks

The following provides a description of the Fund’s principal risks. The Fund may be subject to additional risks other than those described below.

•	Interest rate risk, including the risk that bond prices fall as interest rates rise.

•	Yield curve flattening risk, including the risk of a decrease in the difference between short-term interest rates and long-term interest rates and the risk that financing costs exceed the returns from longer-term investments purchased with borrowed funds.

•	Market price versus NAV (discount risk), including the risk that the Fund’s shares may trade at a smaller premium or a larger discount from their NAV.

•	Net investment income risk, including the risk that the Fund may not generate sufficient net income to meet the current monthly dividend rate.

•	Duration risk, including the risk that investments with a longer final maturity may be more sensitive to interest rate changes than investments with a shorter final maturity.

•	Derivative risk, including the risk of defaults by counterparties and the risk that a derivative performs differently from a direct investment in the instrument underlying the derivative.

•	Small company risk, including the risk that securities issued by small companies may be less liquid than securities issued by larger companies.

•	Non-U.S. security risk, including the risk that non-U.S. securities may present different risks (such as political, regulatory, accounting and tax risks) from similar securities issued by U.S. issuers.

•	Credit and high-yield security risk, including the risk that offerings of debt securities or derivatives may default and the risk that below investment grade bonds may be subject to higher default rates than investment grade bonds.

•	Sector-specific risk, including the risk that certain sectors of the bond market may have different risk attributes from the bond market as a whole.

•	Leverage risk, including the risk that certain other risks will be magnified when the Fund pursues leveraging strategies and the risk that investments in excess of capital may increase the volatility of returns.

Semiannual Report  |  July 31, 2006  3

Important Information About the Fund (Cont.)

•	Concentration risk, which may result in additional volatility compared to a more diversified portfolio.

•	Mortgage risk, including the risk that rising interest rates will extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates (extension risk) and the risk that in an environment where interest rates are falling, borrowers will pay off their mortgages sooner than expected, causing the Fund to reinvest at the lower prevailing interest rates and reducing the Fund’s returns (contraction risk).

In an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The Fund’s duration, a measure of the portfolio’s sensitivity to interest rate changes, was 5.16 years as of July 31, 2006, compared to the duration of Lehman Brothers Intermediate Aggregate Bond Index which was 3.88 years. The Fund may use derivative instruments for hedging and leveraging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leveraging risk and the risk that the Fund could not close out a position when it would be most advantageous to do so. A Fund investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds, such as certain of the Fund’s emerging market holdings, generally involve a greater risk to principal than higher-rated bonds. As of July 31, 2006, the Fund’s holdings of high-yield bonds were approximately 8% of its total investments. The credit quality of the investments in the Fund’s portfolio does not ensure the stability or safety of the Fund’s portfolio.

The Fund’s investments in securities issued by certain U.S. government agencies or U.S. government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. government.

4  PIMCO Strategic Global Government Fund, Inc.

The Fund invests in dollar rolls, a simultaneous agreement to sell a security held in the portfolio with a purchase of a similar, but not identical security at a future date at an agreed-upon price, which may create leveraging risk for the Fund. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so. Because leveraging tends to exaggerate the effect of any increase or decrease in the value of portfolio securities, leverage may cause the Fund to be more volatile than if the Fund had not been leveraged.

Sarbanes-Oxley Act and Other Information Available to Shareholders

On June 28, 2006, the Fund submitted a CEO annual certification to the NYSE on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related Securities and Exchange Commission (“SEC”) rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Fund as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30 are available without charge, upon request, by calling the Fund at 1-866-746-2606 and on the SEC website at http://www.sec.gov. The Fund’s proxy voting record is also available on the website maintained by PIMCO for the Fund at http://www.rcsfund.com. The Fund held no securities during the year ended June 30, 2006, in which there was a security holder vote. Accordingly, there are no proxy votes to report.

The Fund files a complete schedule of its portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Fund’s Form N-Q is also available without charge, upon request, by calling the Fund at 1-866-746-2606 or visiting the Fund’s website at http://www.rcsfund.com. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings are subject to change daily.

Semiannual Report  |  July 31, 2006  5

Performance Summary Strategic Global Government Fund, Inc.

NYSE Symbol RCS Objective: The Fund’s primary investment objective is to generate, over time, a level of income higher than that generated by high-quality, intermediate-term U.S. debt securities.

Primary Investments:

Investment grade fixed-income government securities of the United States and other countries, including mortgage-backed securities (which may not be backed by the full faith and credit of the relevant government). The Fund may invest up to 20% of its total assets in non-investment grade securities and up to 20% of its total assets in emerging market debt instruments.

Fund Inception Date: 02/24/1994 Total Net Assets: $373.6 million as of July 31, 2006 Portfolio Manager: Dan Ivascyn

Cumulative Returns Through July 31, 2006

MONTH	RCS based on NYSE Share Price	RCS Based on Net Asset Value	Lehman Brothers Intermediate Aggregate Bond Index
01/31/1994
02/28/1994	10,000	10,000	10,000
03/31/1994	9,800	9,631	9,802
04/30/1994	9,100	9,511	9,734
05/31/1994	8,758	9,507	9,752
06/30/1994	8,515	9,323	9,746
07/31/1994	8,371	9,465	9,905
08/31/1994	8,636	9,443	9,936
09/30/1994	8,388	9,455	9,828
10/31/1994	8,138	9,500	9,826
11/30/1994	8,303	9,403	9,786
12/31/1994	8,279	9,248	9,836
01/31/1995	8,279	9,282	10,017
02/28/1995	8,449	9,457	10,241
03/31/1995	8,514	9,435	10,296
04/30/1995	8,576	9,674	10,430
05/31/1995	9,081	9,958	10,749
06/30/1995	9,034	9,970	10,817
07/31/1995	9,099	10,017	10,825
08/31/1995	9,052	10,119	10,928
09/30/1995	9,119	10,239	11,013
10/31/1995	9,299	10,288	11,127
11/30/1995	9,251	10,520	11,266
12/31/1995	9,319	10,735	11,392
01/31/1996	9,620	10,776	11,486
02/29/1996	9,571	10,547	11,366
03/31/1996	9,346	10,617	11,314
04/30/1996	9,237	10,715	11,277
05/31/1996	9,307	10,682	11,260
06/30/1996	9,256	10,781	11,392
07/31/1996	9,572	10,824	11,429
08/31/1996	9,643	10,943	11,435
09/30/1996	9,777	11,220	11,606
10/31/1996	10,037	11,410	11,819
11/30/1996	10,235	11,709	11,980
12/31/1996	10,669	11,679	11,909
01/31/1997	10,926	11,909	11,970
02/28/1997	11,129	12,044	12,000
03/31/1997	11,075	11,835	11,906
04/30/1997	11,154	12,023	12,065
05/31/1997	11,362	12,232	12,171
06/30/1997	11,506	12,422	12,294
07/31/1997	11,714	12,623	12,536
08/31/1997	11,926	12,607	12,486
09/30/1997	12,139	12,759	12,636
10/31/1997	11,946	12,508	12,776
11/30/1997	12,231	12,597	12,809
12/31/1997	12,503	12,747	12,917
01/31/1998	12,538	12,986	13,070
02/28/1998	12,515	13,111	13,074
03/31/1998	12,385	13,182	13,121
04/30/1998	12,469	13,208	13,191
05/31/1998	12,124	13,212	13,285
06/30/1998	12,063	13,126	13,362
07/31/1998	12,221	13,278	13,416
08/31/1998	11,282	12,486	13,592
09/30/1998	11,812	13,109	13,863
10/31/1998	12,197	13,240	13,846
11/30/1998	12,136	13,453	13,874
12/31/1998	12,070	13,461	13,931
01/31/1999	12,147	13,544	14,017
02/28/1999	11,775	13,406	13,871
03/31/1999	11,944	13,770	13,971
04/30/1999	12,113	14,172	14,023
05/31/1999	12,363	13,752	13,927
06/30/1999	12,456	13,611	13,913
07/31/1999	12,390	13,345	13,863
08/31/1999	11,840	13,289	13,869
09/30/1999	11,774	13,692	14,041
10/31/1999	11,870	13,785	14,096
11/30/1999	11,757	13,878	14,110
12/31/1999	12,339	14,054	14,067
01/31/2000	12,518	13,679	13,986
02/29/2000	12,096	13,788	14,120
03/31/2000	12,280	13,831	14,271
04/30/2000	12,298	13,783	14,257
05/31/2000	12,135	13,698	14,271
06/30/2000	12,947	14,264	14,548
07/31/2000	13,236	14,364	14,651
08/31/2000	13,976	14,654	14,846
09/30/2000	13,981	14,892	14,990
10/31/2000	14,367	14,801	15,077
11/30/2000	13,930	14,960	15,293
12/31/2000	15,238	15,400	15,562
01/31/2001	15,789	15,870	15,812
02/28/2001	16,054	15,861	15,937
03/31/2001	16,244	15,881	16,044
04/30/2001	16,094	15,930	16,031
05/31/2001	16,521	16,183	16,127
06/30/2001	16,869	16,291	16,176
07/31/2001	17,287	16,475	16,493
08/31/2001	17,372	16,780	16,653
09/30/2001	17,264	17,011	16,903
10/31/2001	18,075	17,410	17,163
11/30/2001	18,015	17,234	16,993
12/31/2001	17,610	17,173	16,912
01/31/2002	18,230	17,453	17,032
02/28/2002	18,739	17,945	17,195
03/31/2002	18,593	17,731	16,967
04/30/2002	18,667	18,188	17,270
05/31/2002	19,636	18,307	17,422
06/30/2002	19,903	18,152	17,575
07/31/2002	20,886	18,013	17,786
08/31/2002	20,918	18,449	17,999
09/30/2002	21,161	18,352	18,240
10/31/2002	19,970	18,756	18,229
11/30/2002	20,334	18,879	18,207
12/31/2002	21,455	19,278	18,519
01/31/2003	21,868	19,439	18,537
02/28/2003	22,121	19,738	18,744
03/31/2003	21,319	19,849	18,755
04/30/2003	22,185	20,314	18,871
05/31/2003	22,607	20,508	19,106
06/30/2003	22,278	20,533	19,110
07/31/2003	23,163	19,530	18,650
08/31/2003	22,971	19,823	18,731
09/30/2003	22,775	20,530	19,145
10/31/2003	23,467	20,520	19,011
11/30/2003	23,228	20,654	19,043
12/31/2003	24,441	21,046	19,226
01/31/2004	24,575	21,201	19,351
02/29/2004	24,969	21,339	19,535
03/31/2004	25,507	21,534	19,662
04/30/2004	21,111	20,863	19,240
05/31/2004	21,653	20,549	19,172
06/30/2004	21,289	20,958	19,273
07/31/2004	22,630	21,275	19,441
08/31/2004	24,564	21,747	19,759
09/30/2004	24,852	21,833	19,791
10/31/2004	25,496	22,037	19,936
11/30/2004	24,459	22,064	19,808
12/31/2004	25,937	22,333	19,945
01/31/2005	27,857	22,362	20,014
02/28/2005	26,740	22,308	19,910
03/31/2005	25,186	22,072	19,834
04/30/2005	26,431	22,369	20,059
05/31/2005	27,956	22,626	20,232
06/30/2005	27,214	22,676	20,313
07/31/2005	28,078	22,622	20,168
08/31/2005	28,230	22,822	20,385
09/30/2005	28,475	22,787	20,234
10/31/2005	29,295	22,431	20,111
11/30/2005	25,490	22,482	20,189
12/31/2005	24,511	22,730	20,345
01/31/2006	27,036	22,936	20,371
02/28/2006	28,094	23,166	20,418
03/31/2006	28,190	22,886	20,294
04/30/2006	26,895	22,941	20,301
05/31/2006	26,081	22,723	20,284
06/30/2006	25,355	22,734	20,318
07/31/2006	26,559	23,202	20,575

Past performance is no guarantee of future results. The line graph depicts the value of a net $10,000 investment made at the Fund’s inception on February 24, 1994 and held through July 31, 2006, compared to the Lehman Brothers Intermediate Aggregate Bond Index, an unmanaged market index which includes treasury, investment-grade corporate and mortgage-backed securities. It is not possible to invest directly in the Index. Investment performance assumes the reinvestment of dividends and capital gains distribution, if any. The Fund’s NYSE share price performance does not reflect the effect of sales loads or broker commissions. The performance data quoted represents past performance. Investment return and share value will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the sale of Fund shares.

à	PIMCO assumed responsibility for portfolio management of the Fund on February 8, 2002.

Average Annual Total Return for the period ended July 31, 2006

	6 Months(a)	1 Year	5 Years	10 Years	Since Inception 02/24/1994		Since 02/08/2002(b)
RCS Based on NYSE Share Price	-1.76%	-5.41%	8.97%	10.74%	8.19%		8.79%
RCS Based on Net Asset Value	1.16%	2.56%	7.09%	7.92%	7.01%		6.38%
Lehman Brothers Intermediate Aggregate Bond Index(c)	1.00%	2.02%	4.52%	6.06%	5.98	%(d)	4.19%

All Fund returns are net of fees and expenses.

(a)	Cumulative return.
(b)	PIMCO assumed responsibility for portfolio management of the Fund on February 8, 2002.
(c)	Lehman Brothers Intermediate Aggregate Bond Index represents securities that are taxable and dollar-denominated. The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in this Index.
(d)	Index comparisons began on February 28, 1994.

Past performance is no guarantee of future results. Performance data current to the most recent month-end is available at www.rcsfund.com or by calling 1-866-746-2606.

6  PIMCO Strategic Global Government Fund, Inc.

Sector Breakdown % of Total Investments as of July 31, 2006
U.S. Government Agencies and Sponsored Entities (“GSEs”) *	72.4%
Private Mortgage-Backed Securities	14.4%
Sovereign Issues	6.0%
Other	7.2%

*	64.4% of total investments are invested in mortgage-backed securities of U.S. government agencies not backed by the full faith and credit of the U.S. government.

Portfolio Insights

•	The Fund seeks to achieve its investment objective by investing and actively managing investments in debt securities of issuers in three separate investment sectors: the U.S., developed foreign markets, and emerging markets.

•	The Fund’s above-index duration exposure, or sensitivity to changes in market interest rates, was negative for performance as interest rates rose across the yield curve.

•	Front-end curve positions detracted from performance over the six-month period as short-term interest rates rose dramatically in response to tightening by the Federal Reserve.

•	A large overweight position to mortgage-backed securities (“MBS”), excluding GNMA mortgage-backed securities, contributed to performance over the period as MBS outperformed like-duration Treasuries.

•	Positions in GNMA mortgage-backed securities hurt performance over the period as GNMA securities trailed like-duration Treasuries.

•	Emerging markets holdings, with an emphasis on Brazil and Ecuador, were a significant positive as improving fundamentals caused spreads to tighten over the period.

•	Avoiding corporate bonds detracted from returns over the period as investment-grade corporate bonds outperformed like-duration Treasuries.

•	A modest exposure to the euro and yen currencies added to performance over the period as they gained versus the U.S. dollar.

Semiannual Report  |  July 31, 2006  7

Financial Highlights

Seclected Per Share Data for the Year or Period Ended:	07/31/2006+		01/31/2006		01/31/2005		01/31/2004	01/31/2003	01/31/2002 (a)
Net Asset Value Beginning of Period	$10.39		$11.01		$11.41		$11.33	$11.20	$11.14
Net Investment Income	0.33		0.75	(d)	0.82	(c)	0.78	1.01	0.90
Net Realized/ Unrealized Gain (Loss) on Investments	(0.22	)(e)	(0.48	)(e)	(0.23	)(e)	0.21	0.13	0.16
Total Income from Investment Operations	0.11		0.27		0.59		0.99	1.14	1.06
Dividends from Net Investment Income	(0.44)		(0.89	)(d)	(0.99	)(c)	(0.91)	(1.01)	(1.00)
Net Asset Value End of Period	$10.06		$10.39		$11.01		$11.41	$11.33	$11.20
NYSE Share Price End of Period	$10.92		$11.58		$12.88		$12.41	$11.95	$10.90
Total Investment Return (j)
Per Share NYSE Share Price (b)	(1.76)%		(2.95)%		13.36%		12.38%	19.96%	15.46%
Per Share Net Asset Value (f)	1.16%		2.57%		5.47%		9.07%	11.38%	10.23%
Ratios to Average Net Assets
Operating Expenses (Excluding Interest Expense)	1.06	%*	1.06%		1.05%		1.04%	1.15%	1.15	%(g)(h)
Total Operating Expenses	2.46	%*	1.52%		1.06%		1.05%	1.15%	1.15	%(g)(h)
Net Investment Income	6.58	%*	6.99%		7.38%		6.84%	9.02%	8.09	%(i)
Supplemental Data
Net Assets End of Period (000s)	$373,662		$382,618		$399,268		$407,099	$395,313	$382,831
Portfolio Turnover Rate	40%		361%		224%		446%	517%	211%

+	Unaudited
*	Annualized
(a)	On January 18, 2002, the Fund acquired all of the assets and liabilities of the Dresdner RCM Global Strategic Income Fund, Inc. in a tax-free exchange valued at $40,985,851.
(b)	Total investment return on market value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in market price per share during the period. Total investment returns exclude the effects of broker commissions.
(c)	Net investment income for tax purposes was $0.98 per share. Net investment income for financial reporting purposes was $0.16 per share lower due to the inclusion of losses incurred on paydowns on mortgage-backed securities. In most cases paydown losses are treated as a reduction of net income for financial reporting purposes, but treated as capital losses for tax purposes. See the discussion of Dividends and Distributions to Shareholders in the Notes to the Financial Statements on page 18 for more information about the difference between amounts determined for financial reporting and tax purposes.
(d)	Net investment income for tax purposes was $0.87 per share. Net investment income for financial reporting purposes was $0.12 per share lower due to the inclusion of losses incurred on paydowns on mortgage-backed securities. In most cases paydown losses are treated as a reduction of net income for financial reporting purposes, but treated as capital losses for tax purposes. See the discussion of Dividends and Distributions to Shareholders in the Notes to the Financial Statements on page 18 for more information about the difference between amounts determined for financial reporting and tax purposes.
(e)	Net realized and unrealized losses as determined on a tax basis are deferred and do not reduce taxable net investment income.
(f)	Total investment return on net asset value is the combination of reinvested dividend income on ex-date on a net asset value basis, reinvested capital gains distributions on a net asset value basis, if any, and changes in net asset value per share during the period.
(g)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.18%.
(h)	Ratio includes merger-related expenses of 0.04%.
(i)	Ratio of net investment income to average net assets excluding merger related expenses is 8.13%.
(j)	Past performance is no guarantee of future results.

8  PIMCO Strategic Global Government Fund, Inc.  |  See accompanying notes

Statement of Assets and Liabilities

July 31, 2006 (Unaudited)

Amounts in thousands, except share and per share amounts

Assets:
Investments, at value	$884,130
Cash	500
Foreign currency, at value	717
Receivable for investments sold	229
Receivable for investments sold on delayed-delivery basis	8,503
Unrealized appreciation on forward foreign currency contracts	7
Interest and dividends receivable	4,123
Paydown receivable	7
Variation margin receivable	324
Swap premiums paid	13,897
Unrealized appreciation on swap agreements	6,313
Other assets	1

918,751

Liabilities:
Reverse repurchase agreement	$111,036
Payable for investments purchased	415,607
Unrealized depreciation on forward foreign currency contracts	221
Dividends payable	2,749
Accrued investment advisory fee	242
Accrued administration fee	15
Accrued printing expense	5
Accrued custodian expense	25
Accrued audit fee	13
Variation margin payable	365
Swap premiums received	295
Unrealized depreciation on swap agreements	14,365
Other liabilities	151

545,089

Net Assets	$373,662

Net Assets Consist of:
Capital stock–authorized 500 million shares, $.00001 par value; outstanding 37,148,649 shares	$5
Paid in capital	435,613
(Overdistributed) net investment income	(5,784)
Accumulated undistributed net realized (loss)	(44,866)
Net unrealized (depreciation)	(11,306)

$373,662

Net Asset Value Per Share Outstanding	$10.06

Cost of Investments Owned	$886,274

Cost of Foreign Currency Held	$712

Semiannual Report  |  July 31, 2006  9

Statement of Operations

Six Months Ended July 31, 2006 (Unaudited)

Amounts in thousands

Investment Income:
Interest	$16,828
Miscellaneous income	5

Total Income	16,833

Expenses:
Investment advisory fees	1,565
Administration fees	93
Transfer agent fees	24
Directors’ fees	68
Printing expense	26
Legal fees	43
Audit fees	22
Custodian fees	78
Interest expense	2,600
Miscellaneous expense	62

Total Expenses	4,581

Net Investment Income	12,252

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	6,017
Net realized gain on futures contracts, options and swaps	1,174
Net realized (loss) on foreign currency transactions	(201)
Net change in unrealized (depreciation) on investments	(17,824)
Net change in unrealized appreciation on futures contracts, options and swaps	2,879
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(29)

Net (Loss)	(7,984)

Net Increase in Net Assets Resulting from Operations	$4,268

10  PIMCO Strategic Global Government Fund, Inc.  |  See accompanying notes

Statements of Changes in Net Assets

Amounts in thousands, except share amounts

	Six Months Ended July 31, 2006 (Unaudited)	Year Ended January 31, 2006
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$12,252	$27,270
Net realized gain (loss)	6,990	(2,771)
Net change in unrealized (depreciation)	(14,974)	(15,534)

Net increase resulting from operations	4,268	8,965

Distributions to Shareholders:
From net investment income	(16,438)	(32,475)

Fund Share Transactions:
Issued as reinvestment of distributions (306,184 and 592,628 shares, respectively)	3,214	6,860

Total Decrease in Net Assets	(8,956)	(16,650)

Net Assets:
Beginning of period	382,618	399,268

End of period *	$373,662	$382,618

* Including (overdistributed) net investment income of:	$(5,784)	$(1,598)

Semiannual Report  |  July 31, 2006  11

Statement of Cash Flows

Six Months Ended July 31, 2006 (Unaudited)

Amounts in thousands

Increase (Decrease) in Cash and Foreign Currency from:
Financing Activities:
Cash distributions paid	$(13,202)
Proceeds from financing transactions	(3,269)

Net (decrease) from financing activities	(16,471)

Operating Activities:
Purchases of long-term securities	(3,163,400)
Proceeds from sales of long-term securities	3,155,624
Purchases of short-term securities (net)	6,101
Net investment income	12,252
Change in other receivables/payables (net)	7,102

Net increase from operating activities	17,679

Net Increase in Cash and Foreign Currency	1,208

Cash and Foreign Currency:
Beginning of period	9

End of period	$1,217

12  PIMCO Strategic Global Government Fund, Inc.  |  See accompanying notes

Schedule of Investments

July 31, 2006 (Unaudited)

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS & NOTES 11.5%

BANKING & FINANCE 2.9%
ATF Bank JSC
8.875% due 11/09/2009	$1,500	$1,536
Bank Negara Indonesia Tbk PT
10.000% due 11/15/2012	2,000	2,072
Banque Centrale de Tunisie
7.375% due 04/25/2012	2,000	2,120
GPB Eurobond Finance PLC for Gazprombank
6.500% due 09/23/2015	5,000	4,864

		10,592

INDUSTRIALS 5.9%
Cablemas S.A. de C.V.
9.375% due 11/15/2015	2,000	2,130
CSN Islands IX Corp.
10.500% due 01/15/2015	3,700	4,199
NAK Naftogaz Ukrainy
8.125% due 09/30/2009	3,000	2,901
Pemex Project Funding Master Trust
9.125% due 10/13/2010	370	411
5.750% due 12/15/2015	7,000	6,704
Petroliam Nasional Bhd.
7.625% due 10/15/2026	2,300	2,659
Sino-Forest Corp.
9.125% due 08/17/2011	2,000	2,075
Southern Copper Corp.
7.500% due 07/27/2035	1,000	994

		22,073

UTILITIES 2.7%
Cia Energetica de Sao Paulo
10.000% due 03/02/2011	2,000	2,098
Enersis S.A.
7.375% due 01/15/2014	2,000	2,064
Gaz Capital for Gazprom
8.625% due 04/28/2034	3,000	3,626
Morgan Stanley Bank AG for OAO Gazprom
9.625% due 03/01/2013	2,000	2,350

		10,138

Total Corporate Bonds & Notes (Cost $41,475)		42,803

U.S. GOVERNMENT AGENCIES 171.4%
Fannie Mae
4.250% due 11/25/2024 - 03/25/2033 (b)	397	325
5.000% due 05/25/2016 - 12/01/2018 (b)	234	229
5.500% due 08/25/2014 - 09/13/2036 (b)	92,343	89,658
5.750% due 06/25/2033	100	96
5.807% due 08/25/2043	2,500	2,481
5.840% due 10/01/2031	11	11
5.852% due 09/01/2028	77	78
5.974% due 11/01/2027	152	158
6.000% due 02/25/2017 - 04/25/2017 (b)	23,082	22,947
6.000% due 01/25/2044 (c)	11,824	11,808
6.150% due 10/01/2031	52	54
6.354% due 12/01/2028	219	223
6.414% due 02/01/2027	103	104
6.459% due 12/01/2028	135	139
6.478% due 12/01/2025	184	188
6.486% due 04/01/2030	88	90
6.500% due 11/01/2028 (c)	1,451	1,476
6.500% due 09/25/2042 (c)	7,287	7,389
6.500% due 05/01/2013 - 06/13/2036 (b)	20,779	21,095
6.500% due 06/25/2044 (c)	3,225	3,274
6.627% due 02/01/2028	70	71
6.650% due 03/01/2032	217	222
6.665% due 02/01/2032	37	38
7.000% due 04/01/2030 (c)	13,095	13,466
7.000% due 06/01/2036 (c)	18,175	18,550
7.000% due 02/01/2015 - 11/25/2043 (b)	250	294
7.000% due 03/25/2045 (c)	5,482	5,611
7.065% due 03/01/2032	300	292
7.220% due 02/01/2030	101	104
7.500% due 05/01/2022 - 06/25/2044 (b)	13,157	13,629
7.750% due 03/01/2031	90	91
7.815% due 12/01/2030	253	252
8.000% due 07/19/2030	4,011	4,125
9.440% due 05/15/2021	2,198	2,403
Federal Housing Administration
7.430% due 06/01/2024	201	203
Freddie Mac
5.000% due 10/15/2016 - 02/15/2024 (b)	524	514
5.500% due 12/01/2031	541	525
5.574% due 04/01/2033	73	73
5.999% due 12/01/2026	55	56
6.000% due 12/15/2016 (c)	7,816	7,897
6.000% due 04/01/2017 (c)	2,371	2,389
6.000% due 03/01/2033 (c)	3,539	3,513
6.000% due 10/15/2012 - 12/12/2036 (b)	220,076	218,864
6.500% due 04/15/2018 - 03/25/2044 (b)	77,885	79,179
6.950% due 07/15/2021	1,607	1,606
7.000% due 06/01/2008 - 10/25/2043 (b)	27,772	28,469
7.500% due 06/01/2025 - 07/01/2033 (b)	3,462	3,589
8.000% due 02/15/2022 - 08/01/2024 (b)	489	499
8.250% due 10/01/2007	8	8

Semiannual Report  |  July 31, 2006  13

Schedule of Investments (Cont.)

July 31, 2006 (Unaudited)

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
8.500% due 10/01/2030	$1,074	$1,129
Government National Mortgage Association
5.500% due 04/20/2035 - 06/20/2035 (b)	1,161	1,128
6.500% due 06/20/2032 - 04/20/2036 (b)	50,150	51,076
7.000% due 02/15/2024 - 03/20/2031 (b)	9,818	10,181
7.500% due 07/15/2007 - 02/15/2028 (b)	2,281	2,379
8.000% due 06/15/2016 - 03/20/2030 (b)	1,038	1,084
8.500% due 10/15/2016 - 02/15/2031 (b)	63	67
Small Business Administration
7.540% due 08/10/2009	433	451
7.449% due 08/01/2010	177	185
6.300% due 07/01/2013 - 06/01/2018 (b)	1,457	1,487
6.400% due 08/01/2013	372	379
4.754% due 08/10/2014	1,762	1,677
5.038% due 03/10/2015	995	960

Total U.S. Government Agencies (Cost $650,939)		640,538

PRIVATE MORTGAGE-BACKED SECURITIES 34.1%
Citigroup Mortgage Loan Trust, Inc.
7.000% due 09/25/2033	150	151
Countrywide Alternative Loan Trust
6.500% due 07/25/2035	2,453	2,418
Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 11/25/2026	9,967	9,898
7.500% due 11/25/2034 (c)	6,005	6,204
CS First Boston Mortgage Securities Corp.
7.000% due 02/25/2034 (c)	3,398	3,432
DLJ Commercial Mortgage Corp.
7.340% due 10/10/2032	1,500	1,578
GMAC Mortgage Corp. Loan Trust
5.230% due 08/19/2034	1,388	1,350
GSAA Trust
6.000% due 04/01/2034	7,591	7,491
GSMPS Mortgage Loan Trust
7.500% due 06/19/2027	235	243
8.000% due 09/19/2027	3,192	3,332
7.000% due 06/25/2043 (c)	7,903	7,957
GSR Mortgage Loan Trust
6.500% due 01/25/2034 (c)	5,676	5,705
5.500% due 11/25/2035	5,000	4,693
MASTR Alternative Loans Trust
6.500% due 03/25/2034	2,742	2,747
MASTR Reperforming Loan Trust
7.000% due 05/25/2035	6,217	6,317
7.500% due 07/25/2035	8,733	9,072
Nomura Asset Acceptance Corp.
7.500% due 03/25/2034 (c)	7,132	7,376
7.000% due 10/25/2034	5,207	5,324
7.500% due 10/25/2034	15,620	16,250
Residential Asset Mortgage Products, Inc.
7.000% due 08/25/2016 (c)	5,904	6,033
8.500% due 10/25/2031 (c)	2,460	2,560
6.500% due 11/25/2031	356	358
8.500% due 11/25/2031	2,837	2,947
Washington Mutual MSC Mortgage Pass-Through CTFS
7.500% due 04/25/2033	4,585	4,703
7.000% due 03/25/2034	860	870
6.500% due 08/25/2034	6,454	6,523
Wells Fargo Mortgage-Backed Securities Trust
4.109% due 06/25/2035	1,800	1,737

Total Mortgage-Backed Securities (Cost $130,763)		127,269

ASSET-BACKED SECURITIES 0.0%
Residential Asset Mortgage Products, Inc.
8.500% due 12/25/2031	68	71

Total Asset-Backed Securities (Cost $70)		71

SOVEREIGN ISSUES 14.1%
Brazilian Government International Bond
10.500% due 07/14/2014	700	865
8.000% due 01/15/2018	902	979
8.750% due 02/04/2025	4,500	5,197
10.125% due 05/15/2027	1,538	2,003
12.250% due 03/06/2030	7,580	11,806
11.000% due 08/17/2040	2,500	3,211
Ecuador Government International Bond
12.000% due 11/15/2012	3,264	3,403
9.000% due 08/15/2030	5,712	5,798
Jamaica Government International Bond
10.625% due 06/20/2017	2,000	2,250
8.500% due 02/28/2036	1,000	905
Pakistan Government International Bond
7.125% due 03/31/2016	2,000	1,865
Panama Government International Bond
9.375% due 07/23/2012	3,325	3,812
Russia Government International Bond
11.000% due 07/24/2018	1,000	1,410
12.750% due 06/24/2028	300	521
5.000% due 03/31/2030	937	1,022
Ukraine Government International Bond
7.650% due 06/11/2013	6,200	6,418

14  PIMCO Strategic Global Government Fund, Inc.

	PRINCIPAL AMOUNT (000s)		VALUE (000s)
Venezuela Government International Bond
9.375% due 01/13/2034		$1,000	$1,238

Total Sovereign Issues (Cost $42,721)			52,703

FOREIGN CURRENCY-DENOMINATED ISSUES (g) 2.6%
Gaz Capital for Gazprom
5.875% due 06/01/2015	EUR	1,000	1,324
Mexico Government International Bond
8.000% due 07/23/2008	DEM	12,100	8,496

Total Foreign Currency-Denominated Issues (Cost $9,361)			9,820

	NOTIONAL AMOUNT (000s)
PURCHASED PUT OPTIONS 0.0%
Fannie Mae (OTC)
5.500% due 09/13/2036
Strike @ $88.000 Exp. 09/06/2006		$90,000	0
Freddie Mac (OTC)
6.00% due 11/13/2036
Strike @ $86.000 Exp. 11/06/2006		70,000	1

Total Purchased Put Options (Cost $19)			1

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 2.9%
COMMERCIAL PAPER 1.8%
General Electric Capital Corp.
5.350% due 10/26/2006		$6,800	6,712

REPURCHASE AGREEMENT 0.6%
State Street Bank
4.900% due 08/01/2006
(Dated 07/31/2006. Collateralized by Federal Home Loan Bank 4.875% due 02/15/2007 valued at $2,185. Repurchase proceeds are $2,139.)		2,139	2,139

U.S. TREASURY BILLS 0.5%
4.787% due 08/31/2006 - 09/14/2006 (b)(d)(e)		2,085	2,074

Total Short-Term Instruments (Cost $10,926)			10,925

Total Investments (a) 236.6% (Cost $886,274)			$884,130

Other Assets and Liabilities (Net) (136.6%)			(510,468)

Net Assets 100.0%			$373,662

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	As of July 31, 2006, portfolio securities with an aggregate market value of $27,825 were valued in good faith and pursuant to guidelines established by the Board of Directors.

(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(c)	On July 31, 2006, securities valued at $114,640 were pledged as collateral for reverse repurchase agreements.

(d)	Securities with an aggregate market value of $995 have been pledged as collateral for swap and swaption contracts on July 31, 2006.

(e)	Securities with an aggregate market value of $1,079 have been segregated with the custodian to cover margin requirements for the following open futures contracts on July 31, 2006:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
U.S. Treasury 5-Year Note September Futures	Short	09/2006	483	$(128)
U.S. Treasury 10-Year Note September Futures	Short	09/2006	588	(464)
U.S. Treasury 30-Year Bond September Futures	Short	09/2006	255	(307)

				$(899)

Semiannual Report  |  July 31, 2006  15

Schedule of Investments (Cont.)

(f)	Swap agreements outstanding on July 31, 2006:

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	6-month GBP-LIBOR	Receive	4.000%	12/15/2035	GBP	4,200	$(37)
HSBC Bank USA	6-month GBP-LIBOR	Pay	5.000%	09/15/2010		9,300	(171)
Goldman Sachs & Co.	6-month JPY-LIBOR	Pay	2.500%	12/15/2035	JPY	555,000	(43)
Bank of America	3-month USD-LIBOR	Pay	4.570%	01/27/2015		$12,000	(768)
Barclays Bank PLC	3-month USD-LIBOR	Receive	5.000%	12/20/2008		8,300	(31)
Barclays Bank PLC	3-month USD-LIBOR	Pay	5.650%	06/21/2026		350,000	(650)
Barclays Bank PLC	3-month USD-LIBOR	Receive	5.650%	06/21/2026		350,000	(5,875)
Barclays Bank PLC	3-month USD-LIBOR	Receive	5.000%	12/20/2026		26,000	(105)
UBS Warburg LLC	3-month USD-LIBOR	Receive	5.800%	06/21/2026		350,000	(5,927)
UBS Warburg LLC	3-month USD-LIBOR	Pay	5.800%	06/21/2026		350,000	6,313
UBS Warburg LLC	3-month USD-LIBOR	Receive	5.000%	12/20/2026		47,400	(758)

							$(8,052)

(g)	Forward foreign currency contracts outstanding on July 31, 2006:

Type		Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized (Depreciation)
Sell	EUR	7,617	08/2006	$0	$(180)	$(180)
Sell	GBP	68	09/2006	0	(1)	(1)
Buy	JPY	475,926	08/2006	7	(38)	(31)
Sell		26,902	08/2006	0	(2)	(2)

				$7	$(221)	$(214)

16  PIMCO Strategic Global Government Fund, Inc.

Notes to Financial Statements

July 31, 2006 (Unaudited)

1. GENERAL INFORMATION

The Fund commenced operations on February 24, 1994. The Fund is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a closed-end, non-diversified, investment management company organized as a Maryland corporation. The stock exchange symbol of the Fund is “RCS.” Shares of the Fund are traded on the New York Stock Exchange.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Directors, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. The net asset value per share (“NAV”) is determined on each business day as of 4:00 p.m. Eastern Time. Fixed-income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The NAV is available on the website maintained by PIMCO on behalf of the Fund at www.rcsfund.com, by clicking on the Daily NAV link.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Securities purchased on a when-issued basis are subject to market value fluctuations during this period. On the commitment date of such purchases, the Fund designates specific assets with a value at least equal to the commitment, to be utilized to settle the commitment. The proceeds to be received from delayed-delivery sales are included in the Fund’s net assets on the date the commitment is executed. Accordingly, any fluctuation in the value of such assets is excluded from the Fund’s net asset value while the commitment is in effect. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Borrowing Under Mortgage Dollar Rolls and Forward Commitments. The Fund enters into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, same or similar interest rate and maturity) securities on a specified future date. The difference between the selling price and the future purchase price is an adjustment to interest income in the Statement of Operations. During the roll period, the Fund forgoes principal and interest paid on the securities.

Semiannual Report  |  July 31, 2006  17

Notes to Financial Statements (Cont.)

The Fund accounts for dollar rolls as financing transactions. Dollar rolls are intended to enhance the Fund’s yield by earning a spread between the yield on the underlying mortgage securities and short-term interest rates. At July 31, 2006, there were $379,894,824 in dollar roll commitments.

Leverage. The Fund is authorized to borrow funds and utilize leverage subject to certain limitations under the Act. The Fund’s ability to use leverage creates an opportunity for increased net income, but at the same time poses special risks. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of mortgage-dollar rolls, when-issued, delayed-delivery or forward commitment transactions. The use of leverage increases the overall duration risk of the Fund and creates an increased sensitivity of the Fund to rising short-term interest rates. The use of leverage, which is generally the economic equivalent of borrowing to purchase securities, thus creates risks of greater volatility of the net asset value and market value of Fund shares. If the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing has not been used, reducing the amount available for distribution to shareholders. Yield curve flattening reduces the potential benefits to the Fund from borrowing. Conversely, a steep yield curve increases the potential benefit to the Fund from borrowing.

Dividends and Distributions to Shareholders. The Fund expects to pay monthly dividends of net investment income (other than net realized gains) to the shareholders. Under the Fund’s current policy, which may be changed at any time by the Fund’s Board of Directors, the Fund’s monthly dividends will be made at a level that reflects the past and projected performance of the Fund, which over time is expected to result in the distribution of all net investment income of the Fund. Distributions, if any, of net realized short- or long-term capital gains will be distributed no less frequently than once each year. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions paid during a fiscal period may differ significantly from the net investment income and realized capital gain reported in a Fund’s annual financial statements presented under GAAP.

Federal Income Taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes has been made.

Foreign Currency. The accounting records of the Fund are maintained in U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollar based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of expropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

Non-U.S. currency symbols utilized throughout reports are defined as follows:

DEM	German mark
EUR	euro
GBP	British pound
JPY	Japanese yen

18  PIMCO Strategic Global Government Fund, Inc.

July 31, 2006 (Unaudited)

Forward Currency Transactions. The Fund may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Fund is authorized to enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Guarantees and Indemnifications. Under the Fund’s organizational documents, each Director, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

Options Contracts. The Fund may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Semiannual Report  |  July 31, 2006  19

Notes to Financial Statements (Cont.)

Repurchase Agreements. The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, the Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund, which the Fund is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings by the Fund. To the extent the Fund collateralizes its obligations under reverse repurchase agreements, such transactions will not be deemed subject to the 300% asset coverage requirements imposed by the Act. The Fund will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under reverse repurchase agreements. The average amount of borrowings outstanding during the six months ended July 31, 2006 was $107,120,965 at a weighted average interest rate of 4.90%.

Swap Agreements. The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate swap agreements to manage its exposure to interest rates and credit risks.

Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received by the Fund are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. government.

3. FEES, EXPENSES AND RELATED PARTY TRANSACTIONS

Investment Advisory Fee. PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”) and serves as investment adviser (the “Adviser”) to the Fund, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate of 0.82% based on average daily net assets of the Fund during the month. Prior to June 1, 2006, the investment advisory fee was 0.85%.

20  PIMCO Strategic Global Government Fund, Inc.

July 31, 2006 (Unaudited)

Administration Fee. PIMCO serves as administrator (the “Administrator”) and provides administrative services to the Fund for which it receives from the Fund a monthly administrative fee at an annual rate of 0.05% based on average daily net assets of the Fund during the month.

Expenses. The Fund is responsible for the following expenses: (i) independent auditors’ fees; (ii) printing fees; (iii) transfer agent fees; (iv) custody and accounting fees; (v) taxes and governmental fees; (vi) brokerage fees and commissions and other portfolio transaction expenses; (vii) the costs of borrowing money, including interest expenses and bank overdraft charges; (viii) fees and expenses of the Directors who are not “interested persons”, as defined in the Act, of PIMCO or the Fund (each an “Independent Director”), and any counsel retained exclusively for their benefit; (ix) legal fees; and (x) extraordinary expenses, including costs of litigation and indemnification expenses.

Each Independent Director receives from the Fund an annual retainer of $10,000, plus $2,000 for each regular meeting of the Board of Directors, $1,500 for each special meeting of the Board, and $1,000 for each committee meeting, in each case attended either in person or telephonically, plus reimbursement of related expenses.

4. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Purchases and sales of securities (excluding short-term investments) for the six months ended July 31, 2006 were as follows (amounts in thousands):

U.S Government/Agency		Non-U.S. Government/Agency
Purchases	Sales	Purchases	Sales
$ 435,766	$398,897	$24,656	$9,837

5. FEDERAL INCOME TAX MATTERS

As of July 31, 2006, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investments securities for federal income tax purposes were as follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized (Depreciation)
$12,348	$(14,492)	$(2,144)

6. REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) and Allianz Global Investors Distributors LLC (an entity affiliated with PIMCO through common ownership), and certain of their affiliates, including the PIMCO Funds, the Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series), and the Trustees and employees of the PIMCO Funds, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds.

Semiannual Report  |  July 31, 2006  21

Notes to Financial Statements (Cont.)

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz Funds and the PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz Funds and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint (and any consolidated complaint filed hereafter) is without merit and intends to vigorously defend itself.

Certain series of the PIMCO Funds were recently served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. PIMCO was previously named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain series of the PIMCO Funds are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain series of the PIMCO Funds - were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision giving permission to file the adversary proceeding and remanded the matter to Bankruptcy Court for further proceedings. On June 30, 2006, the plaintiff filed a motion to reconsider in the District Court.

The foregoing speaks only as of the date of this report. None of the aforementioned complaints alleges that any improper activity took place in the Fund. PIMCO believes that these developments will not have a material adverse effect on the Fund or on PIMCO’s ability to perform its investment advisory services on behalf of the Fund.

22  PIMCO Strategic Global Government Fund, Inc.

Privacy Policy* (Unaudited)

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Fund’s shares or products which use the Fund’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Funds believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Funds or their Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds share may include, for example, a shareholder’s participation in one of the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

*	This Privacy Policy applies to the following entities: PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc. and PIMCO Strategic Global Government Fund, Inc. (collectively, the “Funds”).

Semiannual Report  |  July 31, 2006  23

Dividend Reinvestment Plan (Unaudited)

What is the Dividend Reinvestment Plan for the Fund?

The Dividend Reinvestment Plan (the “Plan”) offers shareholders in the Fund an efficient and simple way to reinvest dividends and capital gains distributions, if any, in additional shares of the Fund. Each month the Fund will distribute to shareholders substantially all of its net investment income. The Fund expects to distribute at least annually any net realized long-term or short-term capital gains. Computershare Trust Co., N.A. acts as the Plan Agent for shareholders in administering the Plan.

Who can participate in the Plan?

All shareholders in the Fund may participate in the Plan by following the instructions for enrollment provided later in this section.

What does the Plan offer?

The Plan offers shareholders a simple and convenient means to reinvest dividends and capital gains distributions in additional shares of the Fund.

How is the reinvestment of income dividends and capital gains distributions accomplished?

If you are a participant in the Plan, your dividends and capital gains distributions will be reinvested automatically for you, increasing your holding in the Fund. If the Fund declares a dividend or capital gains distribution payable either in cash or in shares of the Fund, you will automatically receive shares of the Fund. If the market price of shares is equal to or exceeds the net asset value per share on the Valuation Date (as defined below), Plan participants will be issued shares valued at the net asset value most recently determined or, if net asset value is less than 95% of the then-current market price, then at 95% of the market price.

If the market price is less than the net asset value on the Valuation Date, the Plan Agent will buy shares in the open market, on the New York Stock Exchange (“NYSE”) or elsewhere, for the participants’ accounts. If, following the commencement of the purchase and before the Plan Agent has completed its purchases, the market price exceeds the net asset value, the average per share purchase price paid by the Plan Agent may exceed the net asset value, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of net asset value or 95% of the then-current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. The Plan Agent will apply all cash received to purchase shares as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a NYSE trading day, the immediately preceding trading day. All reinvestments are in full and fractional shares, carried to three decimal places.

Is there a cost to participate?

There is no direct charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent’s fees are paid by the Fund. There are no brokerage charges for shares issued directly by the Fund. Whenever shares are purchased on the NYSE or elsewhere in connection with the reinvestment of dividends or capital gains distributions, each participant will pay a pro rata portion of brokerage commissions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase shares for all participants in blocks, resulting in lower commissions for each individual participant.

What are the tax implications for participants?

You will receive tax information annually for your personal records to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not affect the tax characterization of the dividends and capital gains. Other questions should be directed to your tax adviser.

24  PIMCO Strategic Global Government Fund, Inc.

(Unaudited)

How do participating shareholders benefit?

You will build holdings in the Fund easily and automatically at reduced costs. You will receive a detailed account statement from the Plan Agent, showing total dividends and distributions, dates of investments, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. The proxy you receive in connection with the Fund’s shareholder meetings will include shares purchased for you by the Plan Agent according to the Plan.

As long as you participate in the Plan, shares acquired through the Plan will be held for you in safekeeping in non-certificated form by Computershare Trust Co., N.A., the Plan Agent. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

Whom should I contact for additional information?

If you hold shares in your own name, please address all notices, correspondence, questions or other communications regarding the Plan to:

PIMCO Strategic Global Government Fund, Inc.

c/o Computershare Trust Co., N.A.

250 Royall Street

Canton, MA 02021

Telephone: 1-800-213-3606

If your shares are not held in your name, you should contact your brokerage firm, bank or other nominee for more information.

How do I enroll in the Plan?

If you hold shares of the Fund in your own name, you are already enrolled in this Plan. Your reinvestments will begin with the first dividend after you purchase your shares. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If your nominee is unable to participate in the Plan on your behalf, you may want to request that your shares be registered in your name with the Plan Agent so that you can participate in the Plan.

Once enrolled in the Plan, may I withdraw from it?

You may withdraw from the Plan without penalty at any time by providing written notice to Computershare Trust Co., N.A. Elections to withdraw from the Plan will be effective for distributions with a Record Date of at least ten days after such elections are received by the Plan Agent.

If you withdraw, you will receive, without charge, a share certificate issued in your name for all full shares accumulated in your account from dividend and capital gains distributions, plus a check for any fractional shares based on market price.

Experience under the Plan may indicate that changes are desirable. Accordingly, either the Fund or the Plan Agent may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

Semiannual Report  |  July 31, 2006  25

2006 Shareholder Meeting Results (Unaudited)

The Fund’s annual shareholders meeting was held on June 9, 2006. The results of votes taken among shareholders on the proposal presented at the meeting are listed below.

Proposal 1

To elect one Director to the Board of Directors of the Fund

	# of Shares Voted	% of Shares Voted
R. Wesley Burns
For	35,034,286	98.6%
Withheld	486,725	1.4%

Total	35,521,011	100.0%

Carter W. Dunlap, Jr., Francis E. Lundy, James M. Whitaker and Gregory S. Young continued in office as Directors.

26  PIMCO Strategic Global Government Fund, Inc.

Approval of Renewal of Investment Management Agreement (Unaudited)

On May 24, 2006, the Board of Directors (the “Board”) of PIMCO Strategic Global Government Fund, Inc. (the “Fund”), including a majority of the independent Directors, approved the renewal of the Fund’s Investment Management Agreement (the “Agreement”) with Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1. Information Received

A. Materials Reviewed

During the course of each year, the Directors receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews the Fund’s investment performance and matters relating to fund operations, including the Fund’s compliance program, shareholder services, valuation, custody, and other information relating to the nature, extent and quality of services provided by PIMCO to the Fund. In considering whether to approve renewal of the Agreement, the Board also reviewed supplementary information, including comparative industry data, with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and information about the personnel providing investment management and administrative services to the Fund.

B. Review Process

In connection with the renewal of the Agreement, the Board reviewed written materials prepared by PIMCO dated April 27 and May 19, 2006, in response to a request from counsel to the independent Directors. On May 9 and May 22, 2006, the independent Directors met to discuss the information provided by PIMCO. The Board received assistance and advice regarding applicable legal standards from counsel to the independent Directors, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data, and a report prepared by PIMCO containing comparative performance and expense ratio information from Morningstar. The Board also heard oral presentations on matters related to the Agreement and met both as a full Board and as the independent Directors alone, without management present. In deciding to recommend the renewal of the Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, Extent and Quality of Services

A. PIMCO and its Personnel and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rate of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under PIMCO’s management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

B. Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Directors informed about matters relevant to the Fund and its shareholders; and its attention to matters that may involve conflicts of interest with the Fund. The Board also considered the nature, extent, quality and cost of administrative services provided by PIMCO to the Fund under the Agreement and the terms of the Agreement. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Fund and its shareholders.

3. Investment Performance

The Board examined both the short-term and long-term investment performance of the Fund relative to its relevant index for the one-, two-, three-, five-, ten-year, and since inception periods ended January 31, 2006, in a report prepared by Lipper. The Board also considered the performance of the Fund relative to its peer group of similar funds in a report prepared by PIMCO containing information from Morningstar. It was noted that PIMCO had assumed management of the Fund in February 2002, and that the three year annualized net asset value return for the Fund for the

Semiannual Report  |  July 31, 2006  27

Approval of Renewal of Investment Management Agreement (Cont.)

period ended March 31, 2006 was 4.86% versus 2.66% for the Fund’s primary benchmark, the Lehman Brothers Intermediate Aggregate Bond Index. With respect to the performance of the Fund relative to its peer group, it was noted that the Fund’s net asset value performance was below average compared to its Morningstar peers for the one- and three-year periods ended March 31, 2006 but above average for the five-year period ended March 31, 2006. It was also noted that the Fund’s net asset value performance was below average compared to its Lipper peer group. The Directors noted that, in PIMCO’s view, many funds in the Morningstar and Lipper peer groups have greater investment discretion than the Fund, thereby limiting the usefulness of the comparisons of the Fund’s performance with that of the funds in those peer groups. Overall, the Directors determined that while the Fund had underperformed relative to its peer groups, the Fund continued to outperform its benchmark and PIMCO’s continued management is likely to benefit the Fund and its shareholders.

4. Advisory Fees

The Board considered the services to be provided under the Agreement and the advisory fees. The Board compared the Fund’s total expenses to other funds in the Expense Group provided by Lipper and PIMCO and found the Fund’s total expenses to be reasonable. The Board noted that although the Fund’s combined fees under the Agreement and the Administrative Services Agreement were slightly higher than the actual management fees paid by its Lipper peer group average, the Fund’s total expense ratio was lower than the peer group average. It was also noted that PIMCO proposed a reduction in its advisory fee from an annual rate of 0.85% to 0.82% of the Fund’s average daily net assets. PIMCO does not manage any separate accounts with a similar investment objective to the Fund; therefore the Board could not consider the fees charged by PIMCO to comparable separate accounts. The Board concluded that the Fund’s advisory fees were reasonable in relation to the value of the services provided.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees charged by PIMCO, as well as the total expenses of the Fund, is reasonable and renewal of the Agreement will likely benefit the Fund and its shareholders.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Fund as a whole, as well as the resulting level of profits to PIMCO and reviewed information on the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that, as a closed-end fund, the Fund was not expected to materially increase in size. Therefore, the Board did not consider economies of scale as a principal factor in assessing the fee rates payable under the Agreement.

6. Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Fund, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Fund. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the Agreement, revised to reflect the reduction of the advisory fee to an annual rate of 0.82% of the Fund’s average daily net assets, continued to be fair and reasonable to the Fund and its shareholders, that the Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Fund, and that the renewal of the Agreement was in the best interests of the Fund and its shareholders.

28  PIMCO Strategic Global Government Fund, Inc.

OTHER INFORMATION

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Transfer Agent

Computershare Trust Co., N.A.

250 Royall Street

Canton, Massachusetts 02021

Custodian

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO STRATEGIC GLOBAL

GOVERNMENT FUND, INC.

This report, including the financial statements herein, is provided to the shareholders of PIMCO Strategic Global Government Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report

3675-SAR-06

Item 2.	Code of Ethics.

The information required by this item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The schedule of investments is included as part of the report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this item 7 is only required in an annual report on this Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

The information required by this item 8 is only required in an annual report on this Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Registrant Purchases of Equity Securities

Period	(a) Total Number of Shares (or Units) Purchased*	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs*		(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units)that May Yet Be Purchased Under the Plans or Programs
Month #1 (February 1, 2006 - February 28, 2006)	52,316.33	$10.64	52,316.33	(1)	N/A
Month #2 (March 1, 2006 - March 31, 2006)	51,264.19	$10.92	51,264.19	(1)	N/A
Month #3 (April 1, 2006 - April 30, 2006)	51,086.96	$10.73	51,086.96	(1)	N/A
Month #4 (May 1, 2006 - May 31, 2006)	52,758.22	$10.33	52,758.22	(1)	N/A
Month #5 (June 1, 2006 - June 30, 2006)	51,560.88	$10.09	51,560.88	(1)	N/A
Month #6 (July 1, 2006 - July 31, 2006)	47,197.04	$10.24	47,197.04	(1)	N/A
Total	306,183.62		306,183.62		N/A

*	Shares purchased include purchases made at NAV as well as open market by the agent of the Fund’s Dividend Reinvestment

Plan pursuant to such plan.
(1)	Purchased from original issue at 95% of market price.

Item 10.	Submission of Matters to a Vote of Security Holders—Not applicable.

Item 11.	Controls and Procedures.

(a)	The chief executive officer and chief financial officer of PIMCO Strategic Global Government Fund, Inc. (the “Fund”) have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics—Not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Strategic Global Government Fund, Inc.

By:	/s/ ERNEST L. SCHMIDER
Ernest L. Schmider
President, Chief Executive Officer

Date:	October 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ERNEST L. SCHMIDER
Ernest L. Schmider
President, Chief Executive Officer

Date:	October 6, 2006

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Chief Financial Officer

Date:	October 6, 2006